Note 12 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Loss carry forward	$ 1,066	$ 6,071
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	2,082	3,234
Valuation allowance
Net	2,082	3,234
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	7,902	21,472
Valuation allowance	6,470	6,470
Net	$ 1,432	$ 15,002